Investor Presentation
May 2014
Exhibit 99.1
Confidential – Not for distribution, in whole or in part, without the express written consent of Apollo Global Management, LLC.
Information contained herein is as of March 31, 2014 unless otherwise noted

Important Notes Regarding the Use of Index Comparison:
Legal Disclaimer

This presentation is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express consent of Apollo Global Management, LLC or any of its affiliates
(“Apollo”).  This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service, including interests in the private investment funds discussed herein. The information contained in this presentation may change at any time without notice and Apollo does not have any responsibility to update the presentation to account for such change.
Apollo makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness, or completeness of any of the information contained herein, including, but not limited to, information obtained from third parties. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Certain information contained herein may be “forward-looking” in nature. Due to various risks and uncertainties, actual events or results or the actual performance of a Fund may differ materially from those reflected or contemplated in such forward-looking information. As such, undue reliance should not be placed on such information.  Forward-looking statements may be identified by the use of terminology including, but not limited to,
“may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology.
“Assets Under Management,” or “AUM,” refers to the investments we manage or with respect to which we have control, including capital we have the right to call from our investors pursuant to their capital commitments to various funds. Our AUM equals the sum of: (i) the fair value of our private equity investments plus the capital that we are entitled to call from our investors pursuant to the terms of their capital commitments; (ii) the net asset value of our credit funds, other than certain collateralized loan obligations and collateralized debt obligations, which have a fee generating basis other than mark-to-market value of the underlying assets, plus used or available leverage and/or capital commitments; (iii) the gross asset values or net asset values of our real estate entities and the structured portfolio vehicle investments included within the funds we manage, which includes the leverage used by such structured portfolio vehicles; (iv) the incremental value associated with the reinsurance investments of the portfolio company assets that we manage; and (v) the fair value of any other investments that we manage plus unused credit facilities, including capital commitments for investments that may require pre-qualification before investment plus any other capital commitments available for investment that are not otherwise included in the clauses above. Our AUM measure includes Assets Under Management for which we charge either no or nominal fees. Our definition of AUM is not based on any definition of Assets Under Management contained in our operating agreement or in any of our Apollo fund management agreements. We consider multiple factors for determining what should be included in our definition of AUM. Such factors include but are not limited to (1) our ability to influence the investment decisions for existing and available assets; (2) our ability to generate income from the underlying assets in our funds; and (3) the AUM measures that we use internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, our calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). It may not be possible to directly invest in one or more of these indices and the holdings of any fund managed by Apollo may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any fund managed by Apollo.
Past performance is not indicative nor a guarantee of future returns.

This presentation may contain forward looking statements that are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,”  “estimate,” “expect,” “intend”
and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions. We believe these factors include but are not limited to those described under the section entitled
“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Report on Form 10-Q for the three months ended March 31, 2014, each as filed with the
Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website as www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other SEC filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.
Information contained herein may include information with respect to prior investment performance of one or more Apollo funds or investments including gross and/or net internal rates of return (“IRR”). Information with respect to prior performance, while a useful tool in evaluating Apollo’s investment activities, is not necessarily indicative of actual results that may be achieved for unrealized investments. “Gross IRR” of a private equity fund represents the cumulative investment-related cash flows for all of the investors in the fund on the basis of the actual timing of investment inflows and outflows (for unrealized investment assuming disposition of the respective “as of” dates referenced) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, carried interest and certain other fund expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. “Net IRR” of a private equity fund means the gross IRR applicable to all investors, including related parties which may not pay fees, net of management fees, organizational expenses, transaction costs, and certain other fund expenses (including interest incurred by the fund itself); the realized and estimated unrealized value is adjusted such that a percentage up to 20.0% of the unrealized gain is allocated to the general partner, thereby reducing the balance attributable to fund investors’ carried interest all offset to the extent of interest income, and measures returns based on amounts that, if distributed, would be paid to investors of the fund, to the extent that a private equity fund exceeds all requirements detailed within the applicable fund agreement.
This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product, service of Apollo including any Apollo sponsored investment fund, whether an existing or contemplated fund, for which an offer can be made only by such fund’s Confidential Private Placement Memorandum and in compliance with applicable law.
Unless otherwise noted, information included herein is presented as of the dates indicated. The information contained herein may change at any time without notice. Apollo does not have any responsibility to update the presentation to account for such changes.
Apollo makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of any of the information contained herein, including, but not limited to, information obtained from third parties.
The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Forward Looking Statements and Other Important Disclosures

Agenda Topic 1) Apollo Overview 2) Segment update 3) Financial Overview 4) Appendix 3

Firm Profile
Founded: 1990
AUM: $159bn
Employees: 761
Invs. Prof.:
Global offices:
Key Attributes
Value-oriented
Contrarian
Opportunistic across
market cycles and capital
structures
Integrated platform across
asset classes and
geographies
Deep industry knowledge
Private Equity
$48bn AUM
Opportunistic buyouts
Distressed buyouts and
debt investments
Corporate carve-outs
1. As of March 31, 2014.
Real Estate
$9bn AUM
Residential & Commercial
Global private equity and
distressed debt
investments
Performing fixed income
(CMBS, CRE loans)
Apollo Global Management Overview
Credit
$101bn AUM
U.S. Performing Credit
Opportunistic Credit
European Credit
Non-performing Loans
Structured Credit
Athene
302
Global Footprint
10

Apollo’s Key Strengths
Diverse and integrated
platform
Strong management
talent
Global fundraising and
originating capability
Strong, consistent
returns through cycles
Attractive financial
profile
Large, diversified, and scalable integrated platform spanning several asset classes and geographies
$159bn of AUM across private equity, credit, real estate, and permanent capital vehicles
125+ funds and managed accounts across multiple asset classes (1)
Deep industry knowledge

Multi-disciplined and dedicated fundraising team – PE Fund VIII closed with $18.4bn in commitments
Diverse global investor base, including marquee LPs
Ability to fundraise and launch funds through the various economic cycles
Long-term and diversified capital base (Athene, PE, managed accounts, etc)
Steady underlying level of fee income
Significant backlog of PE realizations
Variable compensation structure
Significant free cash flow generation
Ample liquidity
Debt / Fee-related EBITDA + 100% net realized carry ratio ~0.4x
Value-oriented, contrarian investor with superior returns
Successful investment track record across economic cycles – Firm for all seasons
Apollo PE gross IRR of 39% and net IRR of 26%
Strong credit performance across asset classes
Managing partners worked together for more than 24 years
Collectively own >50% of the Company
Deep bench of investment professionals with strong alignment of interests with investors
Robust governance structure
Note: As of March 31, 2014.
1. Fund count includes only those greater than $100mm.
96% of total AUM in funds with contractual life of 7 years or more at inception
7% of total AUM in permanent capital vehicles with unlimited duration

Apollo’s Integrated Business Model

Packaging Chemicals Cable Leisure Natural Resources
Development of industry insight
through:
Industry Insights
Management Relationships
Investment Opportunities
Credit
Investment Opportunities
Market Insights
Market Relationships
Private
Equity
Real
Estate
Over 300 current and former
portfolio companies
Strategic relationships with
industry executives
Significant relationships at
CEO, CFO and board level
Note:  The listed companies are a sample of Apollo private equity and credit investments. The list was compiled based on non-performance criteria and is not representative of all transactions of a given type or investment of any Apollo fund generally, and are solely intended to be illustrative of the type of investments across certain core industries that may be made by the Apollo funds. There can be no guarantees that any similar investment opportunities will be available or pursued by
Apollo in the future. The list contains companies which are not currently held in any Apollo portfolio. Natural Resources is included in Private Equity segment for reporting purposes.

Chemicals
Consumer
& Retail
Distribution
&
Transportation
Financial &
Business
Services
Manufacturing
& Industrial
Media, Cable
& Leisure
Packaging &
Materials
Satellite &
Wireless
Commodities
Note:  The listed companies are a sample of Apollo private equity and credit investments. The list was compiled based on non-performance criteria and is not representative of all transactions of a given type or investment of any Apollo fund generally, and are solely intended to be illustrative of the type of investments across certain core industries that may be made by the Apollo funds. There can be no guarantees that any similar investment opportunities will be available or pursued by Apollo in the future. The list contains companies which are not currently held in any Apollo portfolio.
Apollo’s Expertise – Nine Core Industries

APOLLO

Long Track Record of Success in Private Equity

Apollo's Private Equity Fund Performance: 39% Gross & 26% Net IRR Since Inception[1]



5 Year
10 Year
20 Year
4.4%
4.5%
5.7%
17.9%
7.4%
9.2%
5.7%
8.6%
9.3%
15.8%
14.0%
13.6%
19.3%
18.9%
20.1%
Barclays Government/Credit Bond Index (2)
S&P 500 Index (2)
NCREIF (3)
All Private Equity (4)
Estimated Top Quartile PE (5)
APOLLO
39%
26%
Apollo PE Gross IRR (1)
Apollo PE Net IRR (1)

Note: Refer to slide 1 for "Important Notes Regarding the Use of Index Comparisons".

1. *Represents returns of all Apollo Private Equity funds since inception in 1990 through March 31, 2014.*
2. *Data as of December 31, 2013.*
3. *National Council of Real Estate Investment Fiduciaries ("NCREIF") as of December 31, 2013.*
4. *Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, December 31, 2013, the most recent data available. Returns represent End-to-End Pooled Mean Net to Limited Partners (net of fees, expenses and carried interest) for all U.S. Private Equity.*
5. *Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, December 31, 2013, the most recent data available. Estimated Top Quartile PE numbers are calculated by taking the 5 year, 10 year and 20 year return metrics as described above and adding the average of the delta between Top Quartile IRRs and the Pooled Mean Net to Limited Partners for each vintage year in the selected timeframe.*

8

Strong Credit Performance Across Asset Classes

U.S. Performing Credit:

Credit Opportunity Funds I & II(1)

Net IRR Since Inception

27.3%

11.3%

Credit Opportunity Credit Opportunity

Fund I Fund II

Opportunistic Credit:

Apollo Investment Corporation (AINV)(2)

Weighted Average Yield on Total

Debt Portfolio

11.4%

Apollo Investment Corporation (AINV)

European Credit & NPLs:

AIE II(3,4) & EPF(4,5)

Net IRR Since Inception

16.8% 15.9%

Apollo Investment European

Europe II Principal Finance

Note: As of March 31, 2014. Please refer to slide 34 for a full listing of Apollo’s credit funds.

1. Since inception of COF I & II in April 2008 through March 31, 2014.

2. Weighted average yield as of December 31, 2013, presented on a cost basis, exclusive of securities on non-accrual status.

3. Net IRR for Apollo Investment Europe II, L.P. (“AIE II”) from inception in June 2008 through March 31, 2014. Prospective investors should be aware that AP Investment Europe Limited (“AIE I”), which was managed from inception through April 2009 by a portfolio manager who is no longer associated or affiliated with Apollo or AIE I, experienced significant losses. AIE I was formed on July 2, 2006 and was designed to invest in subordinated credit, employing the use of leverage in these investments.

4. Net IRR for Apollo European Principal Finance Fund, L.P. (“EPF”) from inception in 2007 through March 31, 2014, as calculated on a Limited Partner flows basis.

5. Fund is denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.38 as of March 31, 2014.

Significant Growth and Diversification

Apollo’s AUM Has Grown By More Than 10x Over the Last Decade

Private Equity AUM Credit AUM Real Estate AUM Unallocated Strategic Account AUM

($ in billions)

Total AUM:

$159.3

$1.1

$8.9

$113.4

$2.3

$8.8

1990-2002: $101.2

PE Only $75.2

$67.6 $8.0 $64.4

$6.5

$53.6

$40.9 $44.2 $22.3 $31.9

$19.1

$10.5 $15.1

$21.2 $24.6

$2.5 $4.4 $48.1

$ 11.3 $30.3 $29.1 $34.0 $38.8 $35.4 $37.8

$8.2 $9.7 $1.6 $18.7 $20.2

$8.2 $9.2 $9.8

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1

2014

1. AUM as of March 31, 2014 includes the acquisitions of Stone Tower Capital LLC and its related management companies ($18bn of AUM) and Gulf Stream Asset Management, LLC ($3bn of AUM).

Multi-Strategy Platform Serves Global Investor Base

Assets Under Management

$159 billion

AUM by Strategy AUM by Geography(1)

U.S. Performing Credit

15%

Private Equity

30%

Structured Credit

8%

Opportunistic Credit

5%

Non-Performing Loans

3%

European Credit Real Estate

2% 6%

Athene (non-subadvised)

31%

Middle East

6%

European Credit

11%

Canada

7%

South America /

Africa

1%

United States

Asia / Australia 60%

14%

Note: Data as of March 31, 2014. Excludes ARI, AFT, AIF, AINV, AMTG and AAA.

1. Represents locations of investors and based on investor commitments. Percentages may not sum to 100% due to rounding. As of December 31, 2013.

Apollo Has a Clear Path for Continued Growth
Scaling Existing
Businesses
Strategic
Acquisitions and
Alliances
New Product
Development
Geographic
Expansion
Expand Distribution
Channels
Growth Strategies
Apollo will continue to identify opportunities to leverage its existing platform and diversify into areas with meaningful synergies with its core business
Selected Examples
India PE and credit build-out
Asia build-out and joint ventures
London expansion
Retail closed end funds
Permanent capital vehicles (e.g., REITs)
High net worth raises for credit vehicles
Stone Tower
Gulf Stream
“Flagship” credit funds
Emerging markets corporate credit
Managed accounts
Real estate mezzanine
Athene
Insurance-linked investment strategies
CLO platform
Energy credit
Favorable Secular Trends
Investors continue to increase
allocations to alternatives
Consolidation of relationships
with branded, scale investment
managers
Increasing constraints on the
global financial system
Emergence of unconstrained
credit as an asset class

Agenda Topic 1) Apollo Overview 2) Segment update 3) Financial Overview 4) Appendix 13

APOLLO

Private Equity Business Overview

Highlights(1)

- $48.1bn in total AUM
  - $34.2bn fee generating AUM, $22.9bn carry-generating
- $23.7bn of uncalled commitments
  - Current flagship PE fund (Fund VIII) has $18.4bn of committed capital
  - Fund VII total value 2.1x total invested capital
- Value orientation: Buyouts completed at lower EBITDA multiples than industry averages
- Significant focus on distressed since inception
  - More than $1 billion in nearly 250 distressed investments

Recent Portfolio Company IPOs

Berry Plastics Corporation
Caesars
NCL Norwegian Cruise Line
Rexnord
Sprouts Farmers Market
Taminco
EP Energy
Brit Insurance
Athlon Energy

Historical Returns for Selected Asset Classes(2)


9.2%
13.6%
20.1%
26%
S&P 500 Index(3)
All Private Equity(3)
Estimated Top Quartile PE(3)
Apollo PE Net IRR
20 Year

Pace of Capital Deployment


$3.3bn average per year (2010-2013)
($bn)
$3.9
$3.4
$3.2
$2.6
2010
2011
2012
2013

1. *As of March 31, 2014.*
2. *Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, December 31, 2013, the most recent data available. Estimated Top Quartile PE numbers are calculated by taking the 20 year return metrics as described above and adding the average of the delta between Top Quartile IRRs and the Pooled Mean Net to Limited Partners for each vintage year in the selected timeframe. Represents returns of all Apollo Private Equity funds since inception in 1990 through March 31, 2014. S&P 500 return as of December 31, 2013.*
3. *Refer to slide 1 for "Important Notes Regarding the Use of Index Comparisons".*

14

1990 - 1993
$3.4bn invested
2001 - 3Q03
$1.6bn invested
3Q07 – 2Q 2011
$15.5bn invested
Significant Outperformance During Downturns
1.
Represents net IRR for respective Apollo private equity fund as of March 31, 2014.  Past performance not indicative of future results; please refer to slide 2 for the definition of net IRR.
2.
Thomson Reuters.  Data as of September 30, 3013, the latest data currently available.  Top Quartile benchmarks represent the Upper Quartile Net IRRs for U.S. Buyout Funds of greater than $500 million by vintage year, unless otherwise noted. Vintage Year
Average represents the average net IRR for the same categories as with the Top Quartile figures. See slide 1 for “Important Notes Regarding the Use of Index Comparisons in this Presentation”.

Fund VIII Closing Summary

Fund VIII, which held its final close on December 31, 2013, has $17.5 billion of third party commitments and approximately $880 million from Apollo and affiliated investors

– Launched the fund in November 2012 with a $12 billion target Fund achieved its hard cap of $17.5 billion and was oversubscribed

– Fund VIII resonated with both existing and new investors, driven by our track record, integrated platform and differentiated strategy Fund VIII represents the largest private equity fundraise since the financial crisis and the only “mega-fund” to raise a larger fund than the prior vintage

77% of Fund VIII’s capital raised from existing investors

New Investor Capital to Apollo 23%

Capital Raised from Existing 77% Investors

Key Trends

LP trend towards consolidating GP relationships

– Investors representing over 90% of Fund VII’s capital made commitments to Fund VIII

Cross-selling the Apollo platform

– Approximately 7% of Fund VIII third-party commitments, representing more than $1bn of capital, came from Apollo investors that had not previously invested in Apollo private equity funds

Leveraging Apollo’s brand

– Nearly 25% of Fund VIII third-party commitments, representing more than $4bn of capital, came from investors that are new to Apollo

APOLLO

Credit Business Overview

Highlights

- $101.2bn in total AUM
  - $88.4bn in fee-generating, $25.8bn carry-generating
- Same value-oriented approach as private equity
- Leverage Apollo's core industry expertise and benefit from integrated platform
- Activities span broad range of credit spectrum from yield to opportunistic funds
- Attractive relative returns with downside protected strategies

Significant Growth in Credit AUM


2004 – Q1 2014 CAGR: 57%
($bn)
$1.6
$101.2
2004
Q1 2014

Diversified Mix of Credit AUM


European Credit $3.1bn 3%
NPLs $5.5bn 5%
Opportunistic Credit $7.6bn 8%
U.S. Performing Credit $23.6bn 23%
Structured Credit $12.2bn 12%
Athene (non-sub-advised) $49.4bn 49%

Credit 'Drawdown Fund'[1] Capital Deployment


$2.1bn average per year (2010-2013)
($bn)
$2.9
$0.8
$1.8
$2.8
2010
2011
2012
2013

Note: As of March 31, 2014

1. *A "Drawdown Fund" refers to a private equity-styled fund where investors make commitments to the fund at the outset that are called over time as investment opportunities become available or fund expenses are due.*

17

Athene Holding Ltd. (“Athene”) is an insurance holding company focused on fixed annuities with approximately $59bn in assets and was founded in 2009
Earns the spread between its investment return on assets and the rate on its liabilities
Originally funded through an Apollo-sponsored permanent
capital vehicle (AP Alternative Assets, L.P.; NYSE Euronext:
AAA)
Led by seasoned management team with significant insurance
experience
Completed transformative Aviva USA acquisition in October
2013, adding approximately $44bn of AUM
Seeks to grow annuity liabilities through three primary
channels; retail issuance, institutional issuance, and acquisition
Athene Asset Management, L.P. (AAM) is a subsidiary of
Apollo and is included within the Credit segment
Provides asset allocation services, direct asset management
services, and a suite of other services to Athene
Team of full-time dedicated investment professionals with
deep experience in asset allocation
100% of Athene’s portfolio is allocated by AAM
Approximately 17% of Athene’s portfolio directly managed
by Apollo through sub-advisory agreements
Apollo business model designed to scale in-line with
Athene’s assets
Assets
Services
Liabilities
Assets
Athene: Differentiated & Strategically Important Growth Driver

Real Estate Business Overview

Highlights

$8.9bn in total AUM

$5.9bn in fee generating, $1.0bn in carry-generating

Global debt and equity platform with a presence in North America, Europe and Asia

Value-oriented approach for equity investments targeting the acquisition and recapitalization of RE portfolios, platforms and operating companies

Originates and acquires commercial real estate debt investments throughout the capital structure and across property types

Manages Apollo Commercial Real Estate Finance, Inc. (NYSE:ARI), a REIT that originates and acquires commercial real estate debt and securities

Apollo’s Real Estate AUM

Real Estate Private

Equity

41%

Real Estate Fixed

Income

59%

Total AUM: $8.9bn

Select Investment Strategies

Hospitality

Mezzanine lending

Single family homes for rent

Non-performing loans

CMBS

Condominium conversion

Pace of Capital Deployment

$1.5bn average per year (2010-2013)

($bn)

$2.5

$1.6

$1.3

$0.5

2010 2011 2012 2013

Note: As of March 31, 2014.

Agenda Topic 1) Apollo Overview 2) Segment update 3) Financial Overview 4) Appendix 20

Financial Management Philosophies
Financially conservative
–
Manage leverage and interest coverage ratios prudently
–
Generate significant free cash flow
Focus on Management Business margins and liquidity
–
Stable non-performance based management revenue
–
Disciplined expenditure on compensation and non-compensation
–
Maintain sufficient liquidity in order to service debt obligations and maintain appropriate cash balances
Flexible dividend policy
–
Flexible policy allowing management discretion to retain earnings for operational or investment needs
Committed to maintaining a strong investment grade rating

($mm, except per share data) 2011 2012 2013
LTM Q1
2014
Management business ENI – (pre-tax) $76 $223 $331 $417
Incentive business ENI (loss) – (pre-tax) (377) 1,411 1,797 1,188
ENI income tax provision 21 159 238 260
Total after-tax ENI (loss) ($322) $1,476 $1,889 $1,344
Total after-tax ENI (loss) per share ($0.86) $3.82 $4.80 $3.40
Fee-related EBITDA 197 339 438 560
Fee-related EBITDA + 100% net realized carry $531 $890 $1,915 $2,103
Distributions declared
(1)
$314 $539 $1,627 $1,645
Distributions declared per share $0.83 $1.35 $3.95 $3.43
1. Amounts include distributions to Class A shareholders, non-controlling interest in AOG and distribution equivalents on participating securities
Strong Mgt. Business Growth & Significant Free Cash Flow

Robust Growth in Fee-Generating AUM

($mm) 2011 2012 2013 Q1 2014
Total AUM $75 $113 $161 $159 39.6%
Fee-generating AUM $58 $82 $128 $129 42.3%
Fee-generating AUM by Segment:
Private equity $28 $28 $34 $34 9.2%
Credit 27 50 88 88 70.7%
Real estate 4 4 6 6 25.5%
Total $58 $82 $128 $129 42.3%
CAGR
(2011-Q1
2014)

Long Duration AUM Creates Stable Source of Mgt. Fees

Long-Lived Asset Base(1)

Permanent Capital

7%

Fewer than

7 Years

4%

7 or More Years

(excl. Perm. Capital)

89%

Approximately 96% of AUM is in funds with a contractual life at inception of seven years or more

Note: As of March 31, 2014. Duration of AUM based on contractual life at inception.

Management Business Performance

($mm, except per share data) 2011 2012 2013
LTM Q1
2014
Management fees $490 $623 $731 $791
Advisory & transaction fees 82 150 197 265
NII incentive fees - AINV 45 38 37 36
Total management business revenues 617 811 964 1,092
Compensation expenses 319 344 361 409
Non-compensation expenses 224 257 302 295
Other income (loss) & minority interest 3 12 30 29
76 223 331 417
Mgt. business ENI per share (pre-tax) $0.21 $0.58 $0.84 $1.05
Non-cash comp 68 69 66 107
Interest expense 41 37 29 25
Depreciation and amortization 11 10 11 11
Fee-related EBITDA 197 339 438 560
Operating metrics
Mgt. business margin (%) 12% 27% 34% 38%
Mgt. comp % of mgt. revenues 52% 42% 37% 37%
Mgt. non-comp % mgt. revenues 36% 32% 31% 27%
Management business  ENI – (pre-tax)

Incentive Business Performance

1. Using March 31, 2014, non-GAAP weighted average diluted shares outstanding.
2. Carried interest receivable less profit sharing payable on an unconsolidated basis.
($mm, except per share data)
2011 2012 2013
LTM
Q1 2014
Economic ENI
ENI – total carry:
Private equity ($449) $1,668 $2,517 $1,630
Credit
7 481 337 270
Real estate
0 15 5 4
Total carry ($442) $2,164 $2,859 $1,903
ENI – total profit sharing expense:
Private equity
$727 $1,030 $709
Credit
36 138 143 146
Real estate
0 7 0 (1)
Total profit sharing expense
$872 $854
Equity method investment gain / (loss)
5 120 111 138
$1,188
Incentive business ENI (loss) per share (pre-tax)
(1)
($1.01) $3.65 $4.56 $3.01
Net realized carry
Realized carry:
Private equity
$571 $813 $2,063 $2,166
Credit
74 180 393 408
Real estate 0 5 1 0
Total realized carry
$997 $2,456 $2,574
Realized profit sharing expense:
Private equity $273 $383 $883 $933
Credit
37 63 95 97
Real estate
0 0 0 0
Total realized profit sharing expense
$978 $1,030
Net realized carry $1,478 $1,544
$1,105
$1,173
$1,797
$1,295
$446
$551
$1,021
$516
$335
$645
($377)
($60)
($97)
Incentive business ENI (loss) (pre-tax)
$1,411
$310

APOLLO

Flexible Distribution Policy

Cash Distributions Declared for the Period


$98
$94
$157
$471
$227
$526
$403
$434
$337
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14 (1)

Apollo's Distribution Policy

Apollo intends to distribute to its shareholders on a quarterly basis substantially all of its net after-tax cash flow in excess of amounts determined by its manager to be necessary or appropriate to provide for the conduct of its business. However, Apollo cannot assure its shareholders that they will receive any distributions.

- Apollo provides a regular quarterly distribution of $0.15 per share to Class A shareholders. Prior to Q4'13, the regular quarterly distribution was $0.07 per share. Additional distributions consist of interest/dividends and carried interest

1. Declared on May 8, 2014; payable to holders of record on May 20, 2014.

27

Strong Financial Condition With Low Levels of Debt

1.
Financial condition amounts are shown without the impact of certain Apollo funds that are required to be consolidated on its financial statements under U.S. GAAP.
2.
Net of profit sharing expense.
3.
Includes total General Partner investments using equity method, fair value measurements of Apollo Senior Loan Fund, HFA and AAA (of which Apollo has a 2.6% ownership interest), and fair value measurement of Athene and AAA Services Derivatives.
4.
As of May 15, 2014. Based on a share price of $25.28 and 377.9mm shares outstanding as of March 31, 2014, assuming full exchange of all outstanding Apollo Operating Group units as of such date into Class A shares.

Selected Financial Metrics and Leverage Analysis

($mm) 2011 2012 2013
LTM Q1
2014
Fee-related EBITDA $197 $339 $438 $560
Fee-related EBITDA + 100% of net realized carry 531 890 1,915 2,103
Interest expense 41 37 29 25
Debt 738 738 750 750
Leverage ratios:
Fee-related EBITDA / interest expense 4.8x 9.1x 15.1x 22.5x
Fee-related EBITDA + 100% of net realized carry / interest expense 13.0x 24.0x 66.0x 84.1x
Debt / fee-related EBITDA 3.8x 2.2x 1.7x 1.3x
Debt / fee-related EBITDA + 100% of net realized carry 1.4x 0.8x 0.4x 0.4x

Agenda Topic 1) Apollo Overview 2) Segment update 3) Financial Overview 4) Appendix 30

Bridge to GAAP Financials

($mm)
2011 2012 2013
LTM
Q1 2014
Fee-Related EBITDA + 100% net realized carry $531 $890 $1,915 $2,103
Net unrealized carry (716) 740 208 (493)
Net unrealized investment income 5 120 111 138
Net interest expense (41) (37) (29) (25)
Depreciation and amortization (11) (10) (11) (11)
Non-cash comp (68) (69) (66) (107)
ENI tax provision (21) (159) (238) (238)
Economic Net (Loss) Income (post-tax) ($322) $1,476 $1,890 $1,368
ENI tax provision 21 159 238 238
Income tax provision (12) (65) (108) (122)
Net (loss) income attributable to non-controlling interests
in Apollo Operating Group
940 (685) (1,258) (928)
Non-cash charges related to equity-based compensation (1,082) (530) (60) (32)
Amortization of intangible assets (15) (43) (43) (41)
GAAP Net (Loss) Income ($469) $311 $659 $483

Carried Interest Income Receivable
Note: Figures may not sum due to rounding. Amounts presented are on an unconsolidated basis.

($mm) 2012 2013 Q1 2014
Private equity funds:
Fund VII $904 $891 $774
Fund VI 270 698 522
Fund V 134 43 54
Fund IV 11 8 5
Other (AAA, Stanhope) 94 229 219
Total private equity funds $1,413 $1,868 $1,574
Credit funds:
U.S. performing credit $402 $180 $163
Opportunistic credit 37 60 49
Structured credit 21 54 61
European credit 18 36 18
Non-performing loans 102 154 120
Total credit funds $580 $484 $410
Real estate funds
CPI other $11 $5 $4
AGRE US real estate - 6 7
Other - 4 4
Total real estate funds $11 $15 $15
Total $2,004 $2,367 $1,999

Structure Chart as of May 9, 2014

100%
39.44% of the LP units of certain
Apollo Operating Group Entities
11.82% of LP
units
31.26% of total voting power
Managing Partners
APO (FC), LLC Apollo Asset Co., LLC APO Corp.
Apollo Operating Group
39.44% of the LP units of certain
Apollo Operating Group Entities
39.44% of the LP units of certain
Apollo Operating Group Entities
100% 100%
Intermediate Holding
Companies
Class A Shareholders
(Class A Shares)
AGM
Management, LLC
(Our Manager)
BRH Holdings
GP, Ltd.
(Class B Shares)
BRH
Holdings, L.P.
AP Professional
Holdings, L.P.
(60.56% of Apollo
Operating
Group Units)
Contributing Partners
60.56% of the LP units of each
Apollo Operating Group Entity
88.18% of
LP units
68.74% of total
voting power
100% of LP
units
GP
GP
Note: The organizational structure chart above depicts a simplified version of the Apollo structure. It does not include all legal entities in the structure.
APOLLO GLOBAL MANAGEMENT, LLC
(39.44% of Apollo Operating Group Units)

Appendix: Credit Fund Summary
Apollo Fund Year of Inception Apollo Fund Year of Inception
Apollo / Artus Investors 2007 – 1 2007 ALM VII (R) Ltd. 2013
Apollo Credit Liquidity Fund 2007 ALM VII (R)-2 Ltd. 2013
Apollo Credit Opportunity Fund I 2008 ALM VIII 2013
Apollo Credit Opportunity Fund II 2008 ALM X 2014
Apollo Credit Opportunity Fund III 2013 ALME 2013
Apollo Senior Loan Fund 2010 Compass 2005-II 2006
Apollo European Principal Finance 2007 Compass 2007 2007
Apollo European Principal Finance II 2012 Cornerstone CLO 2007
Apollo Investment Corporation (NASDAQ: AINV) 2004 Rampart CLO 2006-I 2006
AP Investment Europe Limited (1) 2006 Rampart CLO 2007-I 2007
Apollo Investment Europe II 2008 Rashinban 2006
Apollo European Credit Fund 2011 Sextant 2006 2006
Apollo Senior Floating Rate Fund Inc  (NYSE: AFT) 2011 Sextant 2007 2007
Apollo Strategic Value Fund 2006 Stone Tower CLO V 2006
Apollo Value Investment Fund 2003 Stone Tower CLO VI 2007
Apollo Credit Fund (2) 2005 Stone Tower CLO VII 2007
Apollo Credit Strategies Fund (2) 2011 Apollo Financial Credit Investment I 2011
Apollo Structured Credit Recovery Fund II 2012 Apollo Financial Credit Investment II 2013
ALM IV 2011 Apollo Total Return Fund 2014
ALM V 2012 Apollo Structured Credit Recovery Fund III 2014
ALM VI 2012 Apollo Credit Short Opportunities Fund 2014
ALM VII 2012

It should not be assumed that future Credit funds or CLOs will equal the performance of the funds and CLOs on this list, nor should it be assumed that the past performance of the funds and CLOs on this list are indicative or a guarantee of future performance of such funds and CLOs.
(1) Fund is currently winding down. (2) Track record was accumulated by the investment committee, of which two members are no longer at the firm as of June 30, 2012.  Note: As of April 2014, the following CLOs have been called: ALM I and III, Compass 2002-1, 2003-1,
2004-1 and 2005-I, Neptune, Granite Ventures I, II, and III, Stone Tower CLOs I, II, III, IV. This list excludes CDOs, SIVs, managed accounts and strategic partnerships. The above list is reflective of funds currently in existence as of April 2014 and excludes funds and investment vehicles that have since been dissolved but previously managed by Apollo. Additional information on such funds is available upon request.